---------------------------
                           Annual Report July 31, 1998
                           ---------------------------

                                   OPPENHEIMER
                                  Pennsylvania
                                 Municipal Fund

                                [GRAPHIC OMITTED]

                                     [LOGO]
                               OppenheimerFunds(R)
                             THE RIGHT WAY TO INVEST

Contents

 3 President's Letter

 4 An Interview
   with Your Fund's Manager

10 Fund Performance

-----------------------------------

15 Financial
   Statements

32 Independent
   Auditors' Report

-----------------------------------

33 Federal
   Income Tax
   Information

34 Officers and
   Trustees

36 Information and
   Services

      Report highlights
--------------------------------------------------------------------------------

o A resilient domestic economy and low inflation have been good for U.S. bonds of all kinds.

o Lower borrowing costs have caused states and municipalities to rush to finance new projects and refinance existing debt at lower rates. As a result, the supply of municipal bonds for the first half of 1998 was relatively high.

o Housing projects in both Pennsylvania and Guam, a U.S. territory whose municipal bonds are tax-exempt for residents of all states, represented attractive investment opportunities.

----------------------------------
 Avg Annual Total Returns
----------------------------------

For the 1-Year Period
Ended 7/31/98

Class A
 Without          With
 Sales Chg. (1)   Sales Chg.(2)
----------------------------------
 4.99%            0.00%
----------------------------------

Class B
 Without          With
 Sales Chg. (1)   Sales Chg.(2)
----------------------------------
 4.20%            (0.79)%
----------------------------------

Class C
 Without          With
 Sales Chg. (1)   Sales Chg.(2)
----------------------------------
 4.20%            3.20%
----------------------------------

Total returns include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. In reviewing performance and rankings, please remember that past performance does not guarantee future results. Investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. Total returns as of 7/31/98 do not reflect substantial changes that occurred as a result of market volatility in August and September 1998.

1. Includes changes in net asset value per share without deducting any sales charges. Such performance would have been lower if sales charges were taken into account.

2. Class A return includes the current maximum initial sales charge of 4.75%. Class B return includes the applicable contingent deferred sales charge of 5% (1-year) and 1% (since inception on 5/3/93). Class C return includes the contingent deferred sales charge of 1%. An explanation of the different performance calculations is in the Fund's prospectus. Class B and C shares are subject to an annual 0.75% asset-based sales charge.


                    2 Oppenheimer Pennsylvania Municipal Fund

 Dear shareholder,
--------------------------------------------------------------------------------

[PHOTO]

Bridget A. Macaskill
President
Oppenheimer
Pennsylvania
Municipal Fund

The performance of the financial markets over the past several months could be viewed as "A Tale of Two Markets." Until mid-July, the excitement surrounding the stock market's continued ascent to new record highs overshadowed the favorable economic environment that existed for bonds: low inflation and declining interest rates. However, since that time, stocks have declined sharply amid heightened volatility. Yet, the bond market remains poised to benefit from the same positive economic conditions that existed earlier in the year.

      Why have stocks faltered lately? The financial crises in Asia and Russia have negatively affected the earnings of some large U.S. corporations and have contributed to a slow-down in U.S. economic growth. Although slower economic growth has been negative for stocks, it should not adversely impact bonds. That's because slower economic growth generally means fewer inflationary pressures and less likelihood that interest rates will rise.

      What should you do during this period of relative uncertainty? If you have well-defined long-term financial goals and an investment strategy designed to achieve them, we encourage you to stay the course. However, if you feel your financial plan is out-of-date or incomplete, now is the time to make improvements. The best way to cope with short-term volatility is to adhere to a long-term plan that contains proven strategies, such as diversification among various financial markets, geographic regions, investment styles and individual securities. A long-term plan will give you the focus and perspective you need to put short-term volatility in its proper context.

      As longstanding advocates of financial planning, we have been encouraged by our shareholders' rational responses to the latest market events. Many of you tell us that you have a long-term strategy in place, which includes diversifying your investment portfolio among a number of different asset classes in accordance with your tolerance for risk. At OppenheimerFunds, our portfolio management teams include seasoned professionals who have encountered extreme market volatility in the past, giving them the per spective required to address risks and take advantage of opportunities in turbulent markets. In our view, having a well-defined set of financial goals, a disciplined long-term strategy and the help of experienced investment professionals are all fundamental parts of The Right Way to Invest.

Sincerely,


/s/ Bridget A. Macaskill

Bridget A. Macaskill
August 21, 1998


                    3 Oppenheimer Pennsylvania Municipal Fund

 An interview with your Fund's manager
--------------------------------------------------------------------------------

"For example, we've found opportunities in Pennsylvania's healthcare industry..."

How has Oppenheimer Pennsylvania Municipal Fund performed over the past 12 months?

The Fund's Class Ashares provided an average annual total return, without deducting sales charges, of 4.99% for the one-year period that ended July 31, 1998.(1) These results reflect both income payments and capital appreciation of the tax-exempt fixed-income securities in which the Fund invests.

How have positive U.S. economic conditions over the past year affected Pennsylvania's municipal bonds?

A resilient U.S. economy and low inflation have been good for domestic bonds of all kinds, including those from Pennsylvania issuers. The state and national economies have continued to expand, despite concerns that the Asian financial crisis might cause growth to slow. So far, consumers appear to have picked up any slack created by weak demand from Asia, spending freely for major purchases such as cars, boats and second homes. Yet, inflation has remained at historically low levels. Even the nation's record-high employment has failed to rekindle inflationary pressures.

      These economic influences, which have prevailed in Pennsylvania as well as the rest of the country, have allowed longer-term interest rates to move lower relative to short-term interest rates. Because bond prices rise when interest rates decline, most sectors of the U.S. bond market provided above-average total returns over the past year. However, taxable bonds, such as U.S. Treasury securities, generally provided higher returns than tax-exempt bonds.


                    4 Oppenheimer Pennsylvania Municipal Fund

[PHOTO]

Portfolio Management
Team (l to r)
Jerry Webman
Bob Patterson
(Portfolio Manager)

Why did taxable bonds outperform municipal bonds?

It's a matter of supply and demand. When the supply of municipal bonds issued is high relative to demand from investors, higher yields may be required to attract a limited number of investors. Conversely, when supply is low, issuers can offer bonds with lower yields because there are more than enough buyers.

      Particularly over the past six months, states and municipalities have rushed to take advantage of lower borrowing costs by financing new projects and refinancing existing debt at lower rates. As a result, the supply of municipal bonds for the first half of 1998 was about 60% higher than it was in the first half of 1997.

      In contrast, the supply of U.S. Treasury securities fell because of the federal government's progress toward achieving a balanced budget. The strong economy has bolstered tax revenues, requiring the government to borrow less. Yet, demand for U.S. Treasury securities has remained high, especially from overseas investors seeking a safe haven from volatile foreign markets.

1. Includes changes in net asset value per share without deducting any sales charges. Such performance would have been lower if sales charges were taken into account.


                    5 Oppenheimer Pennsylvania Municipal Fund

 An interview with your Fund's manager
--------------------------------------------------------------------------------

"These economic influences have allowed longer-term interest rates...

Where did you find attractive investment opportunities under these market conditions?

The Fund emphasized quality-rated bonds with the current tight yield spreads but did seek out undervalued situations in higher-yielding, lower-rated credits. Lower quality bonds usually offer higher yields than top quality bonds, and they tend to appreciate more as the issuers' credit profiles improve. For example, we've found opportunities in Pennsylvania's healthcare industry where consolidation and heightened competition have benefited many hospitals. Early in the 12-month period, we invested in bonds issued by hospitals that, in our view, were most likely to meet successfully the challenges of the managed-care marketplace. Through-out the period, we saw these bonds' value rise as the healthcare industry restructured and their issuers' competitive positions improved. We later sold some of these holdings at a profit, reinvesting the proceeds in other areas.

      We also found attractive opportunities for income and diversification from bonds issued by U.S. territories such as Puerto Rico and Guam. Under federal law, income from these bonds is exempt from federal and state income taxes for residents of all states. Most sig-nificantly, during the past six months we established a position in insured tax-exempt bonds issued by housing projects in Guam. These projects were built in response to a housing shortage for U.S. military personnel, tourists and retirees. As a result, these residences are 100% occupied, giving them the revenues required to repay their bonds.


                    6 Oppenheimer Pennsylvania Municipal Fund

--------------------------------------------------------------------------------
"...to move lower relative to short-term interest rates."

What types of projects do the Fund's holdings help to finance?

We've invested in bonds that support a wide variety of purposes, ranging from airports to water works. Over the past year, however, we have found particularly attractive values in certain industries. For example, the growing need for senior citizen housing has spurred development of adult living facilities in Pennsylvania and elsewhere across the country. The aging of America indicates that demand for senior housing should remain high, enhancing these projects' ability to meet their debt obligations.

Have you avoided any areas of the municipal bond market?

We have tended to favor revenue bonds over general obligation bonds. Revenue bonds are repaid from income generated by the underlying facility, such as sewer systems or highways supported by fees and tolls. General obligation bonds, on the other hand, are repaid from general tax revenues, making them more vulnerable to credit-rating downgrades if economic conditions deteriorate.

      We have also been careful with regard to electric utilities because deregulation is changing the entire power-generation industry. We are waiting for the competitive picture to become clearer before we invest more substantially in this area.


                    7 Oppenheimer Pennsylvania Municipal Fund

---------------------------------
 Standardized Yields(2)
---------------------------------
For the 30 Days Ended 7/31/98

Class A
---------------------------------
 4.45%
---------------------------------

Class B
---------------------------------
 3.91%
---------------------------------

Class C
---------------------------------
 3.91%
---------------------------------

 An interview with your Fund's manager
--------------------------------------------------------------------------------

What is your outlook for Pennsylvania's municipal bond market?

We are optimistic because we expect the Pennsylvania municipal bond market to perform in a manner consistent with the national market. First, tax-exempt bonds are inexpensive relative to comparable taxable securities because of higher supply. On average, municipal bonds have historically provided about 85% of the pre-tax yield of U.S. Treasury securities. As of July 31, municipal bonds provided almost 95% of taxable bonds' yield. We expect municipal bond prices to rise as yields fall when the relationship between taxable and tax-exempt bonds returns to more normal levels. Second, we expect demand for municipal bonds to increase when common stocks lose their luster. Many individuals, including Pennsylvania residents, have happily remained invested in equities because stocks have generated stellar returns over the past three years. If the stock market corrects, we believe many of these investors will turn to the relative safety and stability of tax-exempt bonds.

      In addition, we are optimistic about the future of the U.S. economy. We expect the slowdown in Asia to constrain U.S. economic growth, preventing the Federal Reserve from raising short-term interest rates in an effort to forestall an acceleration of inflation.


                    8 Oppenheimer Pennsylvania Municipal Fund

Credit Allocation(3)

[PIE CHART OMITTED]

AAA         39.3%
AA          11.2
A           12.9
BBB         20.7
BB          15.9

No matter what the future brings, however, we intend to continue to search for municipal bonds that pro vide high levels of income exempt from federal and Pennsylvania personal income taxes, while attempting to preserve capital.

 Top Five Industries
 Percentage of invested assets(4)
--------------------------------------------------------------------------------
 Hospital/Healthcare                                         20.8%
--------------------------------------------------------------------------------
 Single Family Housing                                       17.9
--------------------------------------------------------------------------------
 Adult Living Facilities                                      9.0
--------------------------------------------------------------------------------
 Resource Recovery                                            8.5
--------------------------------------------------------------------------------
 Higher Education                                             7.8
--------------------------------------------------------------------------------

2. Standardized yield is based on net investment income for the 30-day period ended 7/31/98. Falling share prices will tend to artificially raise yields.

3. Portfolio data are as of July 31, 1998, are dollar-weighted based on invested assets and subject to change. The Fund may invest up to 25% of its assets in below-investment-grade securities which carry greater risk that an issuer may default on repayment of principal or interest. Securities rated by any rating organization are included in the equivalent Standard & Poor's rating category. Average credit quality and allocation include rated securities and those not rated by a national rating organization (currently 9% of total investments) but to which the Manager in its judgment has assigned ratings as securities comparable to those rated by a rating agency in the same category.

4. Industry weightings are as of July 31, 1998, and are subject to change.


                    9 Oppenheimer Pennsylvania Municipal Fund

 Fund performance
--------------------------------------------------------------------------------

How Has the Fund Performed? Below is a discussion by the Manager of the Fund's performance during its fiscal year ended July 31, 1998, followed by a graphical comparison of the Fund's performance to an appropriate broad-based market index.

      o Management's Discussion of Performance. During the Fund's fiscal year that ended July 31, 1998, Oppenheimer Pennsylvania Municipal Fund's performance was affected by positive domestic economic conditions and low inflation in a declining interest-rate environment.

      These economic influences have allowed longer-term interest rates to move lower relative to short-term interest rates. Because bond prices rise when interest rates decline, most sectors of the U.S. bond market provided above-average total returns over the past year. However, this has also caused yields on most fixed-income securities, including many of the Fund's investments, to decline during the period. As a result, the Fund reduced its dividend in December of 1997. The Manager's emphasis on quality bonds, its investments in higher yielding, lower-rated bonds, and investments in Puerto Rico and Guam were all contributing factors to the Fund's performance. The Fund's portfolio holdings, allocations and strategies are subject to change.

      During the Fund's fiscal year ended July 31, 1998, the Fund maintained the practice, to the extent consistent with the amount of the Fund's net investment income and other distributable income, of attempting to pay dividends on Class A shares at a constant level. This practice required the Manager, consistent with the Fund's investment objectives and investment restrictions, to monitor the Fund's portfolio and select higher yielding securities when deemed appropriate to maintain necessary net investment income levels.


                   10 Oppenheimer Pennsylvania Municipal Fund

      o Comparing the Fund's Performance to the Market. The graphs that follow show the performance of a hypothetical $10,000 investment in each class of shares of the Fund held until July 31, 1998. In the case of Class A shares, performance is measured from the Fund's inception on September 18, 1989, in the case of Class B shares, from the inception of the Class on May 3, 1993, and in the case of Class C shares, from the inception of the Class on August 29, 1995.

      The Fund's performance is compared to that of the Lehman Brothers Municipal Bond Index, an unmanaged index of a broad range of investment grade municipal bonds that is widely regarded as a measure of the performance of the general municipal bond market. Index performance reflects the reinvestment of income but does not consider the effect of capital gains or transaction costs, and none of the following data shows the effect of taxes. Also, the Fund's performance data reflects the effect of Fund business and operating expenses. While index comparisons may be useful to provide a benchmark for the Fund's performance, it must be noted that the Fund's investments are not limited to the securities in any one index. Moreover, the index performance data does not reflect an assessment of the risk of the investments included in the index.


                   11 Oppenheimer Pennsylvania Municipal Fund

 Fund performance
--------------------------------------------------------------------------------

Class A Shares

Comparison of Change in Value of $10,000 Hypothetical Investments in:

Oppenheimer Pennsylvania Municipal Fund (Class A) and Lehman Brothers Municipal Bond Index

[The following table was originally a line graph in the printed materials.]

                    Oppenheimer          Lehman
                   Pennsylvania         Brothers
                     Muni Fund         Municipal
                      Class A          Bond Index

9.18.89                9525               10000
12.31.89               9835               10384
12.31.90              10425               11140
12.31.91              11623               12493
12.31.92              12557               13594
12.31.93              14204               15264
12.31.94              13114               14474
12.31.95              15335               17003
7.31.96               15403               17080
7.31.97               16892               18834
7.31.98               17736               19959

Average Annual Total Return of Class A Shares of the Fund at 7/31/98(1)
1 Year  0.00%     5 Year  4.50%     Life   6.67%

Class B Shares

Comparison of Change in Value of $10,000 Hypothetical Investments in:

Oppenheimer Pennsylvania Municipal Fund (Class B) and Lehman Brothers Municipal Bond Index

[The following table was originally a line graph in the printed materials.]

                  Oppenheimer          Lehman
                 Pennsylvania         Brothers
                   Muni Fund         Municipal
                    Class B          Bond Index

5.3.93                10000               10000
12.31.93              10659               10718
12.31.94               9772               10163
12.31.95              11342               11939
7.31.96               11341               11993
7.31.97               12345               13225
7.31.98               12765               14015

Average Annual Total Return of Class B Shares of the Fund at 7/31/98(2)
1 Year  (0.79)%    5 Year  4.39%     Life  4.76%


                   12 Oppenheimer Pennsylvania Municipal Fund

Class C Shares

Comparison of Change in Value of $10,000 Hypothetical Investments in:

Oppenheimer Pennsylvania Municipal Fund (Class C) and Lehman Brothers Municipal Bond Index

[The following table was originally a line graph in the printed materials.]

                  Oppenheimer            Lehman
                 Pennsylvania           Brothers
                   Muni Fund           Municipal
                    Class C            Bond Index

8.29.95               10000               10000
12.31.95              10555               10478
7.31.96               10540               10525
7.31.97               11470               11606
7.31.98               11953               12299

Average Annual Total Return of Class CShares of the Fund at 7/31/98(3)
1 Year  3.20%     Life  6.29%

Total returns and the ending account values in the graph show change in share value and include reinvestment of all dividends and capital gains distributions.

1. The inception of the Fund (Class A shares) was 9/18/89. Class A returns are shown net of the current applicable 4.75% maximum initial sales charge.

2. Class B shares of the Fund were first publicly offered on 5/3/93. The average annual total returns reflect reinvestment of all dividends and capital gains distributions and are shown net of the applicable 5% and 1% contingent deferred sales charges, respectively, for the 1-year period and life of the class. The ending account value in the graph is net of the applicable 1% contingent deferred sales charge.

3. Class C shares of the Fund were first publicly offered on 8/29/95. The 1-year return is shown net of the applicable 1% contingent deferred sales charge.

Past performance is not predictive of future performance.

Graphs are not drawn to same scale.


                   13 Oppenheimer Pennsylvania Municipal Fund

 Financials
--------------------------------------------------------------------------------


                   14 Oppenheimer Pennsylvania Municipal Fund

--------------------------------------------------------------------------------
 Statement of Investments  July 31, 1998
--------------------------------------------------------------------------------

                                                        Ratings:
                                                        Moody's/
                                                        S&P/Fitch                       Face                    Market Value
                                                        (Unaudited)                     Amount                  See Note 1
====================================================================================================================================
Municipal Bonds and Notes--98.8%
------------------------------------------------------------------------------------------------------------------------------------
Pennsylvania--84.8%
Beaver Cnty., PA IDAU PC Collateral RRB,
Toledo Edison Project, Series A, 7.75%, 5/1/20          Ba2/BB/BB                       $2,000,000              $2,308,440
------------------------------------------------------------------------------------------------------------------------------------
Berks Cnty., PA GOB, Prerefunded, FGIC Insured,
Inverse Floater, 8.67%, 11/10/20(1)                     Aaa/AAA/AAA                      1,000,000               1,203,750
------------------------------------------------------------------------------------------------------------------------------------
Blair Cnty., PA HA RB, Altoona Hospital Project,
AMBAC Insured, Inverse Floater, 8.212%,
7/1/14(1)                                               Aaa/AAA/AAA                        700,000                 814,590
------------------------------------------------------------------------------------------------------------------------------------
Delaware Cnty., PA College Authority RRB,
Neumann College, Series A, 5.375%, 10/1/26              NR/BBB-                          2,200,000               2,159,124
------------------------------------------------------------------------------------------------------------------------------------
Delaware Cnty., PA University Authority RB,
Villanova University, MBIA Insured, 6.90%, 8/1/16       Aaa/AAA                          1,000,000               1,074,200
------------------------------------------------------------------------------------------------------------------------------------
Erie, PA SDI GORB, CAP, FSA Insured, Zero
Coupon, 5.35%, 9/1/18(2)                                NR/AAA/AAA                       4,780,000               1,671,757
------------------------------------------------------------------------------------------------------------------------------------
Langhorne, PA St. Mary HA RRB, Franciscan
Health Project, Series B, BIG Insured, 7%, 7/1/14       Aaa/AAA/AAA                        500,000                 522,620
------------------------------------------------------------------------------------------------------------------------------------
Lehigh Cnty., PA GP RB, Lehigh Valley Hospital,
Inc., Series A, MBIA Insured, 7%, 7/1/16                Aaa/AAA                          1,250,000               1,528,375
------------------------------------------------------------------------------------------------------------------------------------
Monroeville, PA HA RRB, Forbes Health System,
6.25%, 10/1/15                                          A3/B                             4,000,000               3,731,200
------------------------------------------------------------------------------------------------------------------------------------
New Wilmington, PA Municipal College Authority
RB, Westminster College, 5.30%, 3/1/18                  Baa1/NR                          1,000,000                 989,740
------------------------------------------------------------------------------------------------------------------------------------
PA Convention Center Authority RB, Escrowed
to Maturity, Series A, FGIC Insured, 6.70%, 9/1/16      Aaa/AAA/AAA                      1,850,000               2,200,390
------------------------------------------------------------------------------------------------------------------------------------
PA EDFAU RR RB, Colver Project, Series D,
7.15%, 12/1/18                                          NR/BBB-/BBB-                     2,000,000               2,235,720
------------------------------------------------------------------------------------------------------------------------------------
PA EDFAU RR RB, Northampton Generating,
Series A, 6.50%, 1/1/13                                 NR/NR/BBB-                       1,450,000               1,542,234
------------------------------------------------------------------------------------------------------------------------------------
PA EDFAU Wastewater Treatment RB, Sun Co.,
Inc.-R & M Project, Series A, 7.60%, 12/1/24            Baa2/BBB                         2,000,000               2,336,340
------------------------------------------------------------------------------------------------------------------------------------
PA HEAA Student Loan RB, AMBAC
Insured, Inverse Floater, 8.346%, 3/1/22(1)             Aaa/AAA/AAA                      1,250,000               1,404,688
------------------------------------------------------------------------------------------------------------------------------------
PA HEFAU College & Universities RB, Geneva
College, 5.375%, 4/1/23                                 NR/BBB-                          1,800,000               1,782,864
------------------------------------------------------------------------------------------------------------------------------------
PA HEFAU RRB, Unrefunded Balance, Series A,
MBIA Insured, 6.625%, 8/15/09                           Aaa/AAA                            305,000                 336,644
------------------------------------------------------------------------------------------------------------------------------------
PA HFA SFM RB, Inverse Floater, 9.964%,
10/3/23(1)                                              Aa2/AA+                          1,000,000               1,135,000
------------------------------------------------------------------------------------------------------------------------------------
PA HFA SFM RB, Series 40, 6.80%, 10/1/15                Aa2/AA+                          2,000,000               2,162,460
------------------------------------------------------------------------------------------------------------------------------------
PA HFA SFM RB, Series 44C, 6.65%, 10/1/21               Aa2/AA+                          1,000,000               1,079,040
------------------------------------------------------------------------------------------------------------------------------------
PA HFA SFM RB, Series 54A, 6.15%, 10/1/22               Aa2/AA+                          1,000,000               1,050,810


                   15 Oppenheimer Pennsylvania Municipal Fund

--------------------------------------------------------------------------------
  Statement of Investments  (Continued)
--------------------------------------------------------------------------------

                                                        Ratings:
                                                        Moody's/
                                                        S&P/Fitch                       Face                    Market Value
                                                        (Unaudited)                     Amount                  See Note 1
====================================================================================================================================
Pennsylvania (continued)
PA HFA SFM RB, Series 61A, 5.50%, 4/1/29                Aa2/AA+                         $1,500,000              $1,518,615
------------------------------------------------------------------------------------------------------------------------------------
PA IDAU ED RB, Prerefunded, Series A,
7%, 1/1/11                                              NR/AAA/AAA                       1,000,000               1,100,030
------------------------------------------------------------------------------------------------------------------------------------
PA Jim Thorpe Area SDI GOB, Series A,
MBIA Insured, 5.375%, 3/15/27                           Aaa/AAA                          1,305,000               1,329,404
------------------------------------------------------------------------------------------------------------------------------------
Philadelphia, PA Gas Works RB, 15th Series,
MBIA Insured, 5.25%, 8/1/15                             Aaa/AAA                          1,000,000               1,008,120
------------------------------------------------------------------------------------------------------------------------------------
Philadelphia, PA Hospitals & HEFAU RRB,
Albert Einstein Medical Center, 7.625%, 4/1/11          A3/AA-                           3,500,000               3,659,705
------------------------------------------------------------------------------------------------------------------------------------
Philadelphia, PA Hospitals & HEFAU RRB,
Jeanes Health System Project, 6.60%, 7/1/10             Baa3/BBB                         3,560,000               3,906,993
------------------------------------------------------------------------------------------------------------------------------------
Philadelphia, PA Hospitals & HEFAU RRB,
Jeanes Hospital Project, 5.875%, 7/1/17                 Baa3/BBB                         1,500,000               1,540,665
------------------------------------------------------------------------------------------------------------------------------------
Philadelphia, PA Hospitals & HEFAU RRB,
Temple University Hospital, Series A,
6.625%, 11/15/23                                        Baa1/A-                          3,800,000               4,076,792
------------------------------------------------------------------------------------------------------------------------------------
Philadelphia, PA IDAU HCF RRB, Baptist Home
of Philadelphia, Series A, 5.60%, 11/15/28              NR/NR                            3,000,000               2,935,500
------------------------------------------------------------------------------------------------------------------------------------
Philadelphia, PA IDAU HCF RRB, Paul's Run,
Series A, 5.875%, 5/15/28                               NR/NR                            3,625,000               3,641,458
------------------------------------------------------------------------------------------------------------------------------------
Philadelphia, PA IDAU RRB, Franklin Institute
Project, 5.20%, 6/15/26                                 Baa2/NR                          1,400,000               1,348,088
------------------------------------------------------------------------------------------------------------------------------------
Philadelphia, PA Regional POAU Lease RB,
MBIA Insured, Inverse Floater, 8.50%, 9/1/20(1)         Aaa/AAA                          2,100,000               2,446,500
------------------------------------------------------------------------------------------------------------------------------------
Philadelphia, PA Water & Wastewater RB,
FGIC Insured, 10%, 6/15/05                              Aaa/AAA/AAA                      4,400,000               5,808,836
------------------------------------------------------------------------------------------------------------------------------------
Pittsburgh, PA Urban Redevelopment Authority
Mtg. RRB, Series A, 6.20%, 10/1/21                      Aa2/AAA                            565,000                 597,476
------------------------------------------------------------------------------------------------------------------------------------
Pittsburgh, PA Urban Redevelopment Authority
Mtg. RRB, Series A, 6.25%, 10/1/28                      Aa2/AAA                          1,400,000               1,482,600
------------------------------------------------------------------------------------------------------------------------------------
Pittsburgh, PA Urban Redevelopment Authority
Mtg. RRB, Series C, 5.95%, 10/1/29                      Aa2/AAA                          3,000,000               3,141,900
------------------------------------------------------------------------------------------------------------------------------------
Pittsburgh, PA Water & Sewer Authority RRB,
Escrowed to Maturity, FGIC Insured, 7.25%,
9/1/14                                                  Aaa/AAA                          1,200,000               1,459,008
------------------------------------------------------------------------------------------------------------------------------------
Reading, PA Parking Authority CAP RB, MBIA
Insured, Zero Coupon, 5.71%, 11/15/15(2)                Aaa/AAA                          2,345,000                 955,658
------------------------------------------------------------------------------------------------------------------------------------
Schuylkill Cnty., PA IDAU RR RRB, Schuylkill
Energy Resources, Inc., 6.50%, 1/1/10(3)                NR/NR/BB                         4,265,000               4,265,000
------------------------------------------------------------------------------------------------------------------------------------
Westmoreland Cnty., PA IDAU RRB, Redstone
HCF, 5.85%, 11/15/29                                    NR/NR                            2,000,000               1,974,340
                                                                                                                --------------------
                                                                                                                81,466,674


                   16 Oppenheimer Pennsylvania Municipal Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                        Ratings:
                                                        Moody's/
                                                        S&P/Fitch                       Face                   Market Value
                                                        (Unaudited)                     Amount                 See Note 1
====================================================================================================================================

------------------------------------------------------------------------------------------------------------------------------------
U.S. Possessions--14.0%
Guam Housing Corp. SFM RB, Series A,
5.75%, 9/1/31                                           NR/AAA                          $4,500,000             $ 4,784,850
--------------------------------------------------------------------------------------------------------------------------
PR CMWLTH GOB, 6.50%, 7/1/15                            Baa1/A                           1,200,000               1,405,320
--------------------------------------------------------------------------------------------------------------------------
PR CMWLTH GORB, MBIA Insured, Inverse
Floater, 7.934%, 7/1/08(1)                              Aaa/AAA                          1,000,000               1,122,500
--------------------------------------------------------------------------------------------------------------------------
PR CMWLTH HTAU RB, Series Y, 5%, 7/1/36                 Baa1/A                           3,100,000               3,055,763
--------------------------------------------------------------------------------------------------------------------------
PR EPAU CAP RRB, Series N, MBIA Insured,
Zero Coupon, 5.69%, 7/1/17(2)                           Aaa/AAA                          3,300,000               1,291,785
--------------------------------------------------------------------------------------------------------------------------
PR Industrial Tourist Educational Medical &
Environmental Control Facilities RB, Polytechnic
University Project, Series A, 6.50%, 8/1/24             NR/BBB-                            985,000               1,070,872
--------------------------------------------------------------------------------------------------------------------------
PR POAU RB, American Airlines SPF Project,
Series A, 6.25%, 6/1/26                                 Baa3/BBB+                          675,000                 729,776
                                                                                                               -----------
                                                                                                                13,460,866

--------------------------------------------------------------------------------------------------------------------------
Total Investments, at Value (Cost $89,754,399)                                                98.8%             94,927,540
--------------------------------------------------------------------------------------------------------------------------
Other Assets Net of Liabilities                                                                1.2               1,114,160
                                                                                         ---------             -----------
Net Assets                                                                                   100.0%            $96,041,700
                                                                                         =========             ===========

To simplify the listings of securities, abbreviations are used per the table below:

CAP       --Capital Appreciation
CMWLTH    --Commonwealth
ED        --Economic Development
EDFAU     --Economic Development Finance Authority
EPAU      --Electric Power Authority
GP        --General Purpose
GOB       --General Obligation Bonds
GORB      --General Obligation Refunding Bonds
HA        --Hospital Authority
HCF       --Health Care Facilities
HEAA      --Higher Education Assistance Agency
HEFAU     --Higher Educational Facilities Authority
HFA       --Housing Finance Agency
HTAU      --Highway & Transportation Authority
IDAU      --Industrial Development Authority
PC        --Pollution Control
POAU      --Port Authority
RB        --Revenue Bonds
RR        --Resource Recovery
RRB       --Revenue Refunding Bonds
SDI       --School District
SFM       --Single Family Mtg.
SPF       --Special Facilities

1. Represents the current interest rate for a variable rate bond known as an "inverse floater" which pays interest at a rate that varies inversely with short-term interest rates. As interest rates rise, inverse floaters produce less current income. Their price may be more volatile than the price of a comparable fixed-rate security. Inverse floaters amount to $8,127,028 or 8.46% of the Fund's net assets as of July 31, 1998.

2. For zero coupon bonds, the interest rate shown is the effective yield on the date of purchase.

3. Identifies issues considered to be illiquid or restricted--See Note 6 of Notes to Financial Statements.


                   17 Oppenheimer Pennsylvania Municipal Fund

--------------------------------------------------------------------------------
  Statement of Investments  (Continued)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
As of July 31, 1998, securities subject to the alternative minimum tax amount to $24,244,533 or 25.24% of the Fund's net assets.

Distribution of investments by industry, as a percentage of total investments at value, is as follows:

Industry                                            Market Value         Percent
--------------------------------------------------------------------------------
Hospital/Healthcare                                  $19,780,940           20.8%
--------------------------------------------------------------------------------
Single Family Housing                                 16,952,751           17.9
--------------------------------------------------------------------------------
Adult Living Facilities                                8,551,298            9.0
--------------------------------------------------------------------------------
Resource Recovery                                      8,042,955            8.5
--------------------------------------------------------------------------------
Higher Education                                       7,413,444            7.8
--------------------------------------------------------------------------------
Water Utilities                                        7,267,844            7.7
--------------------------------------------------------------------------------
General Obligation                                     5,403,327            5.7
--------------------------------------------------------------------------------
Corporate Backed                                       4,166,146            4.4
--------------------------------------------------------------------------------
Highways                                               3,055,763            3.2
--------------------------------------------------------------------------------
Marine/Aviation Facilities                             2,446,500            2.6
--------------------------------------------------------------------------------
Pollution Control                                      2,308,440            2.4
--------------------------------------------------------------------------------
Lease Rental                                           2,200,390            2.3
--------------------------------------------------------------------------------
Student Loans                                          1,404,687            1.5
--------------------------------------------------------------------------------
Not-for-Profit Organization                            1,348,088            1.4
--------------------------------------------------------------------------------
Education                                              1,329,404            1.4
--------------------------------------------------------------------------------
Electric Utilities                                     1,291,785            1.3
--------------------------------------------------------------------------------
Gas Utilities                                          1,008,120            1.1
--------------------------------------------------------------------------------
Parking Fee Revenue                                      955,658            1.0
                                                     -----------          -----
                                                     $94,927,540          100.0%
                                                     ===========          =====

See accompanying Notes to Financial Statements.


                   18 Oppenheimer Pennsylvania Municipal Fund

--------------------------------------------------------------------------------
 Statement of Assets and Liabilities  July 31, 1998
--------------------------------------------------------------------------------

===============================================================================
Assets
Investments, at value (cost $89,754,399)
--see accompanying statement                                        $94,927,540
-------------------------------------------------------------------------------
Cash                                                                     74,094
-------------------------------------------------------------------------------
Receivables:
Interest                                                              1,312,310
Shares of beneficial interest sold                                      151,474
-------------------------------------------------------------------------------
Other                                                                     4,301
                                                                    -----------
Total assets                                                         96,469,719

===============================================================================
Liabilities
Payables and other liabilities:
Dividends                                                               248,757
Trustees' fees--Note 1                                                   65,882
Shareholder reports                                                      47,157
Shares of beneficial interest redeemed                                   21,854
Transfer and shareholder servicing agent fees                            14,388
Distribution and service plan fees                                       12,440
Other                                                                    17,541
                                                                    -----------
Total liabilities                                                       428,019

===============================================================================
Net Assets                                                          $96,041,700
                                                                    ===========

===============================================================================
Composition of Net Assets
Paid-in capital                                                     $92,628,783
-------------------------------------------------------------------------------
Overdistributed net investment income                                  (314,250)
-------------------------------------------------------------------------------
Accumulated net realized loss on investment transactions             (1,445,974)
-------------------------------------------------------------------------------
Net unrealized appreciation on investments--Note 3                    5,173,141
                                                                    -----------
Net assets                                                          $96,041,700
                                                                    ===========

===============================================================================
Net Asset Value Per Share

Class A Shares:
Net asset value and redemption price per share
(based on net assets of $68,719,866 and 5,532,104
shares of beneficial interest outstanding)                               $12.42
Maximum offering price per share (net asset value
plus sales charge of 4.75% of offering price)                            $13.04
-------------------------------------------------------------------------------

Class B Shares:
Net asset value, redemption price (excludes applicable
contingent deferred sales charge) and offering price per
share (based on net assets of $22,124,164 and
1,781,337 shares of beneficial interest outstanding)                     $12.42
-------------------------------------------------------------------------------

Class C Shares:
Net asset value, redemption price (excludes applicable
contingent deferred sales charge) and offering price per
share (based on net assets of $5,197,670 and
418,707 shares of beneficial interest outstanding)                       $12.41

See accompanying Notes to Financial Statements.


                   19 Oppenheimer Pennsylvania Municipal Fund

--------------------------------------------------------------------------------
 Statement of OperationsFor the Year Ended July 31, 1998
--------------------------------------------------------------------------------

===============================================================================
Investment Income
Interest                                                             $5,431,962

===============================================================================
Expenses
Management fees--Note 4                                                 565,307
-------------------------------------------------------------------------------
Distribution and service plan fees--Note 4:
Class A                                                                 101,032
Class B                                                                 209,616
Class C                                                                  40,557
-------------------------------------------------------------------------------
Transfer and shareholder servicing agent fees--Note 4                    79,750
-------------------------------------------------------------------------------
Trustees' fees and expenses--Note 1                                      57,431
-------------------------------------------------------------------------------
Shareholder reports                                                      35,501
-------------------------------------------------------------------------------
Legal, auditing and other professional fees                              18,802
-------------------------------------------------------------------------------
Custodian fees and expenses                                              18,451
-------------------------------------------------------------------------------
Other                                                                     6,045
                                                                    -----------
Total expenses                                                        1,132,492
Less expenses paid indirectly--Note 4                                   (17,879)
Less reimbursement of expenses by OppenheimerFunds, Inc.--Note 4        (53,282)
                                                                    -----------
Net expenses                                                          1,061,331

===============================================================================
Net Investment Income                                                 4,370,631

===============================================================================
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments                                                             421,540
Closing of futures contracts                                           (552,243)
                                                                    -----------
Net realized loss                                                      (130,703)

-------------------------------------------------------------------------------
Net change in unrealized appreciation or depreciation
on investments                                                          172,958
                                                                    -----------
Net realized and unrealized gain                                         42,255

===============================================================================
Net Increase in Net Assets Resulting from Operations                 $4,412,886
                                                                    ===========

See accompanying Notes to Financial Statements.


                   20 Oppenheimer Pennsylvania Municipal Fund

--------------------------------------------------------------------------------
 Statements of Changes in Net Assets
--------------------------------------------------------------------------------

                                                 Year Ended July 31,
                                                 1998              1997
===============================================================================
Operations
Net Investment income                            $  4,370,631      $  4,738,653
-------------------------------------------------------------------------------
Net realized loss                                    (130,703)         (382,487)
-------------------------------------------------------------------------------
Net change in unrealized appreciation or
depreciation                                          172,958         3,353,916
                                                 ------------      ------------
Net increase in net assets resulting from
operations                                          4,412,886         7,710,082

===============================================================================
Dividends to Shareholders
Dividends from net investment income:
Class A                                            (3,520,410)       (3,716,343)
Class B                                              (906,174)         (844,253)
Class C                                              (174,394)          (67,628)

===============================================================================
Beneficial Interest Transactions
Net increase in net assets resulting from
beneficial interest transactions--Note 2:
Class A                                               571,952         1,518,657
Class B                                             2,831,354         2,681,795
Class C                                             2,596,680         2,069,618

===============================================================================
Net Assets
Total increase                                      5,811,894         9,351,928
-------------------------------------------------------------------------------
Beginning of period                                90,229,806        80,877,878
                                                 ------------      ------------
End of period (including overdistributed net
investment income of $314,250 and $167,336,
respectively)                                    $ 96,041,700      $ 90,229,806
                                                 ============      ============

See accompanying Notes to Financial Statements.


                   21 Oppenheimer Pennsylvania Municipal Fund

--------------------------------------------------------------------------------
 Financial Highlights
--------------------------------------------------------------------------------

                                               Class A
                                               ----------------------------------------------------------------------------
                                                                                               Year Ended
                                               Year Ended July 31,                             December 31,
                                               1998            1997          1996(2)           1995            1994
===========================================================================================================================
Per Share Operating Data
Net asset value, beginning of period            $12.45         $12.01          $12.36           $11.19         $12.85
---------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                              .61            .70             .40              .68            .67
Net realized and unrealized gain (loss)             --            .43            (.35)            1.18          (1.64)
                                               -------        -------        --------          -------        -------
Total income (loss) from investment
operations                                         .61           1.13             .05             1.86           (.97)
---------------------------------------------------------------------------------------------------------------------------

Dividends and distributions to shareholders:
Dividends from net investment income              (.64)          (.69)           (.40)            (.67)          (.69)
Dividends in excess of net investment
income                                              --             --              --             (.02)            --
Distributions from net realized gain                --             --              --               --             --
                                               -------        -------        --------          -------        -------
Total dividends and distributions
to shareholders                                   (.64)          (.69)           (.40)            (.69)          (.69)
---------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                  $12.42         $12.45          $12.01           $12.36         $11.19
                                               =======        =======        ========          =======        =======

===========================================================================================================================
Total Return, at Net Asset Value(4)               4.99%          9.68%           0.44%           16.94%         (7.68)%

===========================================================================================================================
Ratios/Supplemental Data
Net assets, end of period (in thousands)       $68,720        $68,280         $64,391          $66,483        $60,857
---------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)              $69,202        $65,710         $64,997          $64,901        $62,786
---------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
Net investment income                             4.82%          5.79%           5.71%(5)         5.68%          5.65%
Expenses, before voluntary assumption
by the Manager or Distributor(6)                  1.00%          0.93%           1.03%(5)         1.02%          0.98%
Expenses, net of voluntary assumption
by the Manager or Distributor                     0.93%          0.90%            N/A              N/A            N/A
---------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate(7)                        34.5%          22.3%            5.8%            31.1%          37.0%

1. For the period from August 29, 1995 (inception of offering) to December 31, 1995.

2. For the seven months ended July 31, 1996. The Fund changed its fiscal year-end from December 31 to July 31.

3. For the period from May 3, 1993 (inception of offering) to December 31, 1993.

4. Assumes a hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.


                   22 Oppenheimer Pennsylvania Municipal Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                           Class B
                                               -------     -------------------------------------------------------------------

                                                           Year Ended July 31,                  Year Ended December 31,
                                                1993       1998        1997       1996(2)       1995       1994      1993(3)
==============================================================================================================================
Per Share Operating Data
Net asset value, beginning of period            $12.05      $12.45      $12.01     $12.36        $11.19     $12.84      $12.44
------------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                              .69         .52         .61        .35           .59        .59         .36
Net realized and unrealized gain (loss)            .85          --         .42       (.35)         1.17      (1.65)        .45
                                               -------     -------     -------    -------       -------    -------     -------
Total income (loss) from investment
operations                                        1.54         .52        1.03         --          1.76      (1.06)        .81
------------------------------------------------------------------------------------------------------------------------------

Dividends and distributions to shareholders:
Dividends from net investment income              (.70)       (.55)       (.59)      (.35)         (.57)      (.59)       (.37)
Dividends in excess of net investment
income                                              --          --          --         --          (.02)        --          --
Distributions from net realized gain              (.04)         --          --         --            --         --        (.04)
                                               -------     -------     -------    -------       -------    -------     -------
Total dividends and distributions
to shareholders                                   (.74)       (.55)       (.59)      (.35)         (.59)      (.59)       (.41)
------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                  $12.85      $12.42      $12.45     $12.01        $12.36     $11.19      $12.84
                                               =======     =======     =======    =======       =======    =======     =======

==============================================================================================================================
Total Return, at Net Asset Value(4)              13.12%       4.20%       8.86%     (0.01)%       16.06%     (8.32)%      6.67%

==============================================================================================================================
Ratios/Supplemental Data
Net assets, end of period (in thousands)       $64,640     $22,124     $19,339    $16,005       $14,466     $9,484      $5,576
------------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)              $50,974     $20,969     $17,243    $15,085       $12,183     $7,329      $2,770
------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
Net investment income                             5.52%       4.10%       5.02%      4.94%(5)      4.89%      4.88%       4.26%(5)
Expenses, before voluntary assumption
by the Manager or Distributor(6)                  1.06%       1.75%       1.78%      1.89%(5)      1.89%      1.85%       1.88%(5)
Expenses, net of voluntary assumption
by the Manager or Distributor                     0.99%       1.68%       1.65%      1.79%(5)      1.78%      1.75%       1.78%(5)
------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate(7)                        14.6%       34.5%       22.3%       5.8%         31.1%      37.0%       14.6%

5. Annualized.

6. Beginning in fiscal 1995, the expense ratio reflects the effect of gross expenses paid indirectly by the Fund. Prior year expense ratios have not been adjusted.

7. The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the period ended July 31, 1998 were $38,215,812 and $32,089,176, respectively.


                   23 Oppenheimer Pennsylvania Municipal Fund

--------------------------------------------------------------------------------
 Financial Highlights  (Continued)
--------------------------------------------------------------------------------

                                                   Class C
                                                   ----------------------------------------------------
                                                                                              Period
                                                                                              Ended
                                                   Year Ended July 31,                        Dec. 31,
                                                   1998          1997          1996(2)        1995(1)
=======================================================================================================
Per Share Operating Data
Net asset value, beginning of period                  $12.44        $12.00        $12.36         $11.91
-------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                    .51           .60           .34            .21
Net realized and unrealized gain (loss)                   --           .43          (.36)           .45
                                                   ---------     ---------     ---------      ---------
Total income (loss) from investment operations           .51          1.03          (.02)           .66

-------------------------------------------------------------------------------------------------------
Dividends and distributions to shareholders:
Dividends from net investment income                    (.54)         (.59)         (.34)          (.21)
Dividends in excess of net investment income              --            --            --             --
Distributions from net realized gain                      --            --            --             --
                                                   ---------     ---------     ---------      ---------
Total dividends and distribution to shareholders        (.54)         (.59)         (.34)          (.21)
-------------------------------------------------------------------------------------------------------
Net asset value, end of period                        $12.41        $12.44        $12.00         $12.36
                                                   =========     =========     =========      =========

=======================================================================================================
Total Return, at Net Asset Value(4)                     4.20%         8.84%        (0.15)%         5.55%

=======================================================================================================
Ratios/Supplemental Data
Net assets, end of period (in thousands)              $5,198        $2,611          $482           $264
-------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                     $4,063        $1,390          $296            $51
-------------------------------------------------------------------------------------------------------
Ratios to average net assets:
Net investment income                                   4.28%         4.99%         4.83%(5)       4.40%(5)
Expenses, before voluntary assumption
by the Manager or Distributor(6)                        1.76%         1.79%         1.97%(5)       2.07%(5)
Expenses, net of voluntary assumption
by the Manager or Distributor                           1.67%         1.66%         1.87%(5)       1.96%(5)
-------------------------------------------------------------------------------------------------------
Portfolio turnover rate(7)                              34.5%         22.3%          5.8%          31.1%

1. For the period from August 29, 1995 (inception of offering) to December 31, 1995.

2. For the seven months ended July 31, 1996. The Fund changed its fiscal year-end from December 31 to July 31.

3. For the period from May 3, 1993 (inception of offering) to December 31, 1993.

4. Assumes a hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.

5. Annualized.

6. Beginning in fiscal 1995, the expense ratio reflects the effect of gross expenses paid indirectly by the Fund. Prior year expense ratios have not been adjusted.

7. The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the period ended July 31, 1998 were $38,215,812 and $32,089,176, respectively.

See accompanying Notes to Financial Statements.


                   24 Oppenheimer Pennsylvania Municipal Fund

--------------------------------------------------------------------------------
 Notes to Financial Statements
--------------------------------------------------------------------------------

================================================================================
1. Significant Accounting Policies

Oppenheimer Pennsylvania Municipal Fund (the Fund) is a separate series of Oppenheimer Multi-State Municipal Trust, a non-diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund's investment objective is to seek as high a level of current interest income exempt from Federal and Pennsylvania personal income taxes for individual investors as is available from Municipal Securities and consistent with preservation of capital. The Fund's investment advisor is OppenheimerFunds, Inc. (the Manager). The Fund offers Class A, Class B and Class C shares. Class A shares are sold with a front-end sales charge. Class B and Class C shares may be subject to a contingent deferred sales charge. All classes of shares have identical rights to earnings, assets and voting privileges, except that each class has its own distribution and/or service plan, expenses directly attributable to that class and exclusive voting rights with respect to matters affecting that class. Class B shares will automatically convert to Class A shares six years after the date of purchase. The following is a summary of significant accounting policies consistently followed by the Fund.

--------------------------------------------------------------------------------
Investment Valuation. Portfolio securities are valued at the close of the New York Stock Exchange on each trading day. Listed and unlisted securities for which such information is regularly reported are valued at the last sale price of the day or, in the absence of sales, at values based on the closing bid or the last sale price on the prior trading day. Long-term and short-term "non-money market" debt securities are valued by a portfolio pricing service approved by the Board of Trustees. Such securities which cannot be valued by an approved portfolio pricing service are valued using dealer-supplied valuations provided the Manager is satisfied that the firm rendering the quotes is reliable and that the quotes reflect current market value, or are valued under consistently applied procedures established by the Board of Trustees to determine fair value in good faith. Short-term "money market type" debt securities having a remaining maturity of 60 days or less are valued at cost (or last determined market value) adjusted for amortization to maturity of any premium or discount.


                   25 Oppenheimer Pennsylvania Municipal Fund

--------------------------------------------------------------------------------
 Notes to Financial Statements  (Continued)
--------------------------------------------------------------------------------

================================================================================
1. Significant Accounting Policies  (continued)

Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

--------------------------------------------------------------------------------
Federal Taxes. The Fund intends to continue to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments not offset by loss carryovers, to shareholders. Therefore, no federal income or excise tax provision is required. At July 31, 1998, the Fund had available for federal income tax purposes an unused capital loss carryover of approximately $1,446,000, which expires between 2002 and 2006.

--------------------------------------------------------------------------------
Trustees' Fees and Expenses. The Fund has adopted a nonfunded retirement plan for the Fund's independent trustees. Benefits are based on years of service and fees paid to each trustee during the years of service. During the year ended July 31, 1998, a provision of $38,681 was made for the Fund's projected benefit obligations, and payments of $3,017 were made to retired trustees, resulting in an accumulated liability of $65,313 at July 31, 1998.

            The Board of Trustees had adopted a deferred compensation plan for independent Trustees that enables Trustees to elect to defer receipt of all or a portion of annual fees they are entitled to receive from the Fund. Under the plan, the compensation deferred is periodically adjusted as though an equivalent amount had been invested for the Trustee in shares of one or more Oppenheimer funds selected by the Trustee. The amount paid to the Trustee under the plan will be determined based upon the performance of the selected funds. Deferral of Trustees' fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund's assets, liabilities or net income per share.

--------------------------------------------------------------------------------
Distributions to Shareholders. The Fund intends to declare dividends separately for Class A, Class B and Class C shares from net investment income each day the New York Stock Exchange is open for business and pay such dividends monthly. Distributions from net realized gains on investments, if any, will be declared at least once each year.


                   26 Oppenheimer Pennsylvania Municipal Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

================================================================================
Classification of Distributions to Shareholders. Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of the distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Fund.

            The Fund adjusts the classification of distributions to shareholders to reflect the differences between financial statement amounts and distributions determined in accordance with income tax regulations. Accordingly, during the year ended July 31, 1998, amounts have been reclassified to reflect a decrease in overdistributed net investment income of $83,433, a decrease in accumulated net realized losses of $112,510, and a decrease in paid-in capital of $195,943.

--------------------------------------------------------------------------------
Other. Investment transactions are accounted for on the date the investments are purchased or sold (trade date). Original issue discount on securities purchased is amortized over the life of the respective securities, in accordance with federal income tax requirements. As of November 4, 1997, in order to conform book and tax bases, the Fund began amortization of premiums on securities for book purposes. Such cumulative change was limited to a reclassification adjustment and had no impact on net assets or total increase (decrease) in net assets. Accordingly, during the year ended July 31, 1998, amounts have been reclassified to reflect an increase in net unrealized appreciation of investments of $882,749. Paid-in capital was decreased for the same amount. For bonds acquired after April 30, 1993, on disposition or maturity, taxable ordinary income is recognized to the extent of the lesser of gain or market discount that would have accrued over the holding period. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on an identified cost basis, which is the same basis used for federal income tax purposes.

            The Fund concentrates its investments in Pennsylvania and, therefore, may have more credit risks related to the economic conditions of Pennsylvania than a portfolio with a broader geographical diversification.

            The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.


                   27 Oppenheimer Pennsylvania Municipal Fund

--------------------------------------------------------------------------------
 Notes to Financial Statements  (Continued)
--------------------------------------------------------------------------------

================================================================================
2. Shares of Beneficial Interest

The Fund has authorized an unlimited number of no par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

                       Year Ended July 31, 1998        Year Ended July 31, 1997
                       --------------------------      ----------------------------
                       Shares          Amount          Shares          Amount
-----------------------------------------------------------------------------------
Class A:
Sold                        712,372    $  8,887,636         903,722    $ 10,967,827
Dividends reinvested        173,087       2,155,632         191,572       2,323,665
Redeemed                   (839,031)    (10,471,316)       (971,739)    (11,772,835)
                       ------------    ------------    ------------    ------------
Net increase                 46,428    $    571,952         123,555    $  1,518,657
                       ============    ============    ============    ============

-----------------------------------------------------------------------------------
Class B:
Sold                        429,660    $  5,358,387         347,074    $  4,208,953
Dividends reinvested         41,275         513,990          39,450         478,556
Redeemed                   (243,523)     (3,041,023)       (165,514)     (2,005,714)
                       ------------    ------------    ------------    ------------
Net increase                227,412    $  2,831,354         221,010    $  2,681,795
                       ============    ============    ============    ============

-----------------------------------------------------------------------------------
Class C:
Sold                        231,025    $  2,873,024         184,614    $  2,249,660
Dividends reinvested          9,616         119,808           3,565          43,275
Redeemed                    (31,816)       (396,152)        (18,433)       (223,317)
                       ------------    ------------    ------------    ------------
Net increase                208,825    $  2,596,680         169,746    $  2,069,618
                       ============    ============    ============    ============

================================================================================
3. Unrealized Gains and Losses on Investments

At July 31, 1998, net unrealized appreciation on investments of $5,173,141 was composed of gross appreciation of $5,461,655, and gross depreciation of $288,514.


                   28 Oppenheimer Pennsylvania Municipal Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

================================================================================
4. Management Fees and Other Transactions with Affiliates

Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund which provides for a fee of 0.60% of the first $200 million of average annual net assets, 0.55% of the next $100 million, 0.50% of the next $200 million, 0.45% of the next $250 million, 0.40% of the next $250 million and 0.35% of average annual net assets in excess of $1 billion. Effective January 1, 1997, the Manager has voluntarily undertaken to waive a portion of its management fee, whereby the Fund pays a fee not to exceed 0.57% of average annual net assets.

            For the year ended July 31, 1998, commissions (sales charges paid by investors) on sales of Class A shares totaled $250,587, of which $48,212 was retained by OppenheimerFunds Distributor, Inc. (OFDI), a subsidiary of the Manager, as general distributor, and by an affiliated broker/dealer. Sales charges advanced to broker/dealers by OFDI on sales of the Fund's Class B and Class C shares totaled $205,688 and $24,690, respectively, of which $4,164 was paid to an affiliated broker/dealer for Class B. During the year ended July 31, 1998, OFDI received contingent deferred sales charges of $48,900 upon redemption of Class B shares as reimbursement for sales commissions advanced by OFDI at the time of sale of such shares.

            OppenheimerFunds Services (OFS), a division of the Manager, is the transfer and shareholder servicing agent for the Fund and for other registered investment companies. OFS's total costs of providing such services are allocated ratably to these companies.

            Expenses paid indirectly represent a reduction of custodian fees for earnings on cash balances maintained by the Fund.

            The Fund has adopted a Service Plan for Class A shares to reimburse OFDI for a portion of its costs incurred in connection with the personal service and maintenance of shareholder accounts that hold Class A shares. Reimbursement is made quarterly at an annual rate that may not exceed 0.15% of the average annual net assets of Class A shares of the Fund. OFDI uses the service fee to reimburse brokers, dealers, banks and other financial institutions quarterly for providing personal service and maintenance of accounts of their customers that hold Class A shares. During the year ended July 31, 1998, OFDI paid $6,691 to an affiliated broker/dealer as reimbursement for Class A personal service and maintenance expenses.


                   29 Oppenheimer Pennsylvania Municipal Fund

--------------------------------------------------------------------------------
 Notes to Financial Statements  (Continued)
--------------------------------------------------------------------------------

================================================================================
4. Management Fees and Other Transactions with Affiliates  (continued)

The Fund has adopted Distribution and Service Plans for Class B and Class C shares to compensate OFDI for its costs in distributing Class B and Class C shares and servicing accounts. Under the Plans, the Fund pays OFDI an annual asset-based sales charge of 0.75% per year on Class B and Class C shares, for its services rendered in distributing Class B and Class C shares. OFDI also receives a service fee of 0.25% (voluntarily reduced to 0.15% by the Fund's Board) per year to compensate dealers for providing personal services for accounts that hold Class B and Class C shares. Each fee is computed on the average annual net assets of Class B and Class C shares, determined as of the close of each regular business day. During the year ended July 31, 1998, OFDI paid $1,930 to an affiliated broker/dealer as compensation for Class B personal service and maintenance expenses and retained $164,757 and $27,981, respectively, as compensation for Class B and Class C sales commissions and service fee advances, as well as financing costs. If either Plan is terminated by the Fund, the Board of Trustees may allow the Fund to continue payments of the asset-based sales charge to OFDI for distributing shares before the Plan was terminated. At July 31, 1998, OFDI had incurred excess distribution and servicing costs of $597,509 for Class B and $51,599 for Class C.

================================================================================
5. Futures Contracts

The Fund may buy and sell interest rate futures contracts in order to gain exposure to or protect against changes in interest rates. The Fund may also buy or write put or call options on these futures contracts.

            The Fund generally sells futures contracts to hedge against increases in interest rates and the resulting negative effect on the value of fixed rate portfolio securities. The Fund may also purchase futures contracts to gain exposure to changes in interest rates as it may be more efficient than actually buying fixed income securities.

            Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

            Risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.


                   30 Oppenheimer Pennsylvania Municipal Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

================================================================================
6. Illiquid and Restricted Securities

At July 31, 1998, investments in securities included issues that are illiquid or restricted. Restricted securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933, may have contractual restrictions on resale, and are valued under methods approved by the Board of Trustees as reflecting fair value. A security may be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. The Fund intends to invest no more than 10% of its net assets (determined at the time of purchase and reviewed periodically) in illiquid and restricted securities. Certain restricted securities, eligible for resale to qualified institutional investors, are not subject to that limit. The aggregate value of illiquid or restricted securities subject to this limitation at July 31, 1998, was $4,265,000, which represents 4.44% of the Fund's net assets.

================================================================================
7. Bank Borrowings

The Fund may borrow from a bank for temporary or emergency purposes including, without limitation, funding of shareholder redemptions provided asset coverage for borrowings exceeds 300%. The Fund has entered into an agreement which enables it to participate with other Oppenheimer funds in an unsecured line of credit with a bank, which permits borrowings up to $400 million, collectively. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Funds Rate plus 0.35%. Borrowings are payable 30 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the average unutilized amount of the credit facility at a rate of 0.0575% per annum.

            The Fund had no borrowings outstanding during the year ended July 31, 1998.


                   31 Oppenheimer Pennsylvania Municipal Fund

--------------------------------------------------------------------------------
 Independent Auditors' Report
--------------------------------------------------------------------------------

================================================================================
The Board of Trustees and Shareholders of
Oppenheimer Pennsylvania Municipal Fund:

We have audited the accompanying statements of investments and assets and liabilities of Oppenheimer Pennsylvania Municipal Fund (a series of Oppenheimer Multi-State Municipal Trust) as of July 31, 1998, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the two-year period then ended, the seven-month period ended July 31, 1996 and for each of the years in the three-year period ended December 31, 1995. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

            We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 1998, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

            In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer Pennsylvania Municipal Fund as of July 31, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the two-year period then ended, the seven-month period ended July 31, 1996, and for each of the years in the three-year period ended December 31, 1995, in conformity with generally accepted accounting principles.


KPMG Peat Marwick LLP

Denver, Colorado
August 21, 1998


                   32 Oppenheimer Pennsylvania Municipal Fund

--------------------------------------------------------------------------------
 Federal Income Tax Information  (Unaudited)
--------------------------------------------------------------------------------

================================================================================
In early 1999, shareholders will receive information regarding all dividends and distributions paid to them by the Fund during calendar year 1998. Regulations of the U.S. Treasury Department require the Fund to report this information to the Internal Revenue Service.

            None of the dividends paid by the Fund during the fiscal year ended July 31, 1998, are eligible for the corporate dividend-received deduction. The dividends were derived from interest on municipal bonds and are not subject to federal income tax. To the extent a shareholder is subject to any state or local tax laws, some or all of the dividends received may be taxable.

            The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.


                   33 Oppenheimer Pennsylvania Municipal Fund

--------------------------------------------------------------------------------
 Oppenheimer Pennsylvania Municipal Fund
--------------------------------------------------------------------------------
A Series of Oppenheimer Multi-State Municipal Trust

================================================================================
Officers and Trustees    Leon Levy, Chairman of the Board of Trustees
                         Donald W. Spiro, Vice Chairman of the Board of Trustees
                         Bridget A. Macaskill, Trustee and President
                         Robert G. Galli, Trustee
                         Benjamin Lipstein, Trustee
                         Elizabeth B. Moynihan, Trustee
                         Kenneth A. Randall, Trustee
                         Edward V. Regan, Trustee
                         Russell S. Reynolds, Jr., Trustee
                         Pauline Trigere, Trustee
                         Clayton K. Yeutter, Trustee
                         Robert E. Patterson, Vice President
                         George C. Bowen, Treasurer
                         Robert J. Bishop, Assistant Treasurer
                         Scott T. Farrar, Assistant Treasurer
                         Andrew J. Donohue, Secretary
                         Robert G. Zack, Assistant Secretary

================================================================================
Investment Advisor       OppenheimerFunds, Inc.

================================================================================
Distributor              OppenheimerFunds Distributor, Inc.

================================================================================
Transfer and Shareholder OppenheimerFunds Services
Servicing Agent

================================================================================
Custodian of             Citibank, N.A.
Portfolio Securities

================================================================================
Independent Auditors     KPMG Peat Marwick LLP

================================================================================
Legal Counsel            Gordon Altman Butowsky Weitzen Shalov & Wein

                         This is a copy of a report to shareholders of Oppenheimer Pennsylvania Municipal Fund. This report must be preceded or accompanied by a Prospectus of Oppenheimer Pennsylvania Municipal Fund. For material information concerning the Fund, see the Prospectus.

                         Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, and are not insured by the FDIC or any other agency, and involve investment risks, including possible loss of the principal amount invested.


                   34 Oppenheimer Pennsylvania Municipal Fund

--------------------------------------------------------------------------------
 OppenheimerFunds Family
--------------------------------------------------------------------------------

==================================================================================================
Real Asset Funds
--------------------------------------------------------------------------------------------------
Real Asset Fund                   Gold & Special Minerals Fund

==================================================================================================
Global Stock Funds
--------------------------------------------------------------------------------------------------
Developing Markets Fund           International Growth Fund         Quest Global Value Fund
International Small               Global Fund                       Global Growth & Income Fund
 Company Fund

==================================================================================================
Stock Funds
--------------------------------------------------------------------------------------------------
Enterprise Fund                   MidCap Fund                       Growth Fund
Discovery Fund                    Capital Appreciation Fund         Disciplined Value Fund
Quest Small Cap Value Fund        Quest Capital Value Fund          Quest Value Fund

==================================================================================================
Stock & Bond Funds
--------------------------------------------------------------------------------------------------
Main Street Income &              Total Return Fund                 Disciplined Allocation Fund
 Growth Fund                      Quest Balanced                    Multiple Strategies Fund
Quest Opportunity                  Value Fund(1)                    Convertible Securities Fund(2)
 Value Fund                       Equity Income Fund

==================================================================================================
Taxable Bond Funds
--------------------------------------------------------------------------------------------------
International Bond Fund           Champion Income Fund              U.S. Government Trust
World Bond Fund                   Strategic Income Fund             Limited-Term Government Fund
High Yield Fund                   Bond Fund

==================================================================================================
Municipal Bond Funds
--------------------------------------------------------------------------------------------------
California Municipal Fund(3)      Pennsylvania Municipal Fund(3)    Rochester Division:
Florida Municipal Fund(3)         Municipal Bond Fund               Rochester Fund Municipals
New Jersey Municipal Fund(3)      Insured Municipal Fund            Limited Term New York
New York Municipal Fund(3)        Intermediate Municipal Fund        Municipal Fund

==================================================================================================
Money Market Funds(4)
--------------------------------------------------------------------------------------------------
Money Market Fund                 Cash Reserves

1. On 5/18/98, the Fund's name was changed from "Quest Growth & Income Value Fund."

2. On 4/28/98, the Fund's name was changed from "Bond Fund for Growth."

3. Available only to investors in certain states.

4. An investment in money market funds is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although these funds may seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these funds. Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc., Two World Trade Center, New York, NY 10048-0203.

(C) Copyright 1998 OppenheimerFunds, Inc. All rights reserved.


                   35 Oppenheimer Pennsylvania Municipal Fund

Internet

24-hr access to account
information. Online
transactions now available

-----------------------------
 www.oppenheimerfunds.com
-----------------------------

General Information

Mon-Fri 8:30am-9pm ET
Sat 10am-4pm ET

-----------------------------
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-----------------------------

Account Transactions

Mon-Fri 8:30am-8pm ET

-----------------------------
 1-800-852-8457
-----------------------------

PhoneLink

24-hr automated information
and automated transactions

-----------------------------
 1-800-533-3310
-----------------------------

Telecommunication Device
for the Deaf (TDD)

Mon-Fri 8:30am-2pm ET

-----------------------------
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-----------------------------

OppenheimerFunds
Information Hotline

24 hours a day, timely and
insightful messages on the
economy and issues that
affect your investments

-----------------------------
 1-800-835-3104
-----------------------------

 Information and services
--------------------------------------------------------------------------------

As an Oppenheimer fund shareholder, you have some special privileges. Whether it's automatic investment plans, informative newsletters and hotlines, or ready account access, you can benefit from services designed to make investing simple.

      And when you need help, our Customer Service Representatives are only a toll-free phone call away. They can provide information about your account and handle administrative requests. You can reach them at our General Information number.

      When you want to make a transaction, you can do it easily by calling our toll-free Telephone Transactions number or by visiting our website. And, by enrolling in AccountLink, a convenient service that "links" your Oppenheimer funds accounts and your bank checking or savings account, you can use the Telephone Transactions number or website to make investments.

      For added convenience, you can get automated information with OppenheimerFunds PhoneLink service, available 24 hours a day, 7 days a week. PhoneLink gives you access to a variety of fund, account, and market information. Of course, you can always speak with a Customer Service Representative during the General Information hours shown at the left.

      You can count on us whenever you need assistance. That's why the International Customer Service Association, an independent, nonprofit organization made up of over 3,200 customer service management professionals from around the country, honored the Oppenheimer funds' transfer agent, OppenheimerFunds Services, with their Award of Excellence in 1993.

      So call us today, or visit us at our website at www.oppenheimerfunds.com--we're here to help.


                                                      [LOGO] OppenheimerFunds(R)
                                                               Distributor, Inc.

RA0740.001.0798  September 29, 1998